                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned directors and executive officers of MESA Inc. hereby constitute and appoint Stephen K. Gardner and William D. Ballew, and each of them, with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission and hereby ratify and confirm all that such attorneys-in-fact, or either of them, or their substitutes shall lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

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
                    SIGNATURE                                   TITLE                       DATE
- -------------------------------------------------  -------------------------------  --------------------

                                                   Chief Executive Officer and
- -------------------------------------------------    Chairman of the Board of
                  Boone Pickens                      Directors (Principal
                                                     Executive Officer)

                                                   President, Chief Operating
- -------------------------------------------------    Officer and Director
                  Paul W. Cain

                                                   Vice President and Chief
- -------------------------------------------------    Financial Officer (Principal
               Stephen K. Gardner                    Financial Officer)

                                                   Controller (Principal
- -------------------------------------------------    Accounting Officer)
                William D. Ballew

             /s/  JOHN S. HERRINGTON               Director                             May 10, 1996
- -------------------------------------------------
               John S. Herrington

                                                   Director
- -------------------------------------------------
              Wales H. Madden, Jr.

                                                   Director
- -------------------------------------------------
                 Dorn Parkinson

                                                   Director
- -------------------------------------------------
                  Joel L. Reed

                                                   Director
- -------------------------------------------------
                Fayez S. Sarofim

                                                   Director
- -------------------------------------------------
               Robert L. Stillwell
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